SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2006

HOUSTON AMERICAN ENERGY CORP.
(Exact name of registrant as specified in Charter)

Delaware	0-33027	76-0675953
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

801 Travis Street, Suite 2020
Houston, Texas 77002
(Address of Principal Executive Offices)(Zip Code)

713-222-6966
(Issuer Telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 28, 2006, Houston American Energy Corp. (the “Company”) entered into Subscription Agreements (the “Purchase Agreements”) with multiple investors pursuant to which the Company sold 5,533,333 shares of common stock (the “Shares”) for $16,599,999.

The Shares were offered and sold in a private placement transaction pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the investors is an “accredited investor”, as defined in Rule 501 promulgated under the Securities Act.

Pursuant to the terms of the Subscription Agreements, the Company and the investors entered into Registration Rights Agreements under which the Company agreed to file with the Securities and Exchange Commission, within 60 days, a registration statement covering the Shares. In conjunction with the placement of the Shares, John Terwilliger, O. Lee Tawes III and Edwin Broun III each entered into lock-up agreements pursuant to which each agreed not to offer or sell any shares of the Company’s common stock until the earlier of the effective date of the registration statement relating to the Shares or one year from the sale of the Shares.

Sanders Morris Harris Inc. acted as placement agent in connection with the offer and sale of the Shares. For its services as placement agent, Sanders Morris Harris Inc. received commissions totaling $1,162,000 and a warrant (the “Placement Agent Warrant”) to purchase 415,000 shares of common stock at $3.00 per share. The Registration Rights Agreements provide that the shares of common stock underlying the Placement Agent Warrant are to be included in the registration statement to be filed.

The foregoing is qualified in its entirety by reference to the documents filed herewith as Exhibits 4.1, 4.2, 10.1 and 10.2.

Item 3.02.	Unregistered Sales of Equity Securities

See Item 1.01 above.

Item 7.01.	Regulation FD Disclosure.

In connection with the placement of the Shares described in Item 1.01 above, John F. Terwilliger made a presentation to investors. The presentation slides used are attached to this Current Report on Form 8-K as Exhibit 99.1 and are incorporated herein solely for purposes of this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01, including Exhibit 99.1, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

4.1	Form of Placement Agent Warrant, dated April 28, 2006

4.2	Form of Registration Rights Agreement, dated April 28, 2006

10.1	Form of Subscription Agreement, dated April 2006 relating to the sale of shares of common stock

10.2	Form of Lock-Up Agreement

99.1	Investor presentation slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSTON AMERICAN ENERGY CORP.

Dated: April 28, 2006
	By:	/s/ John Terwilliger
John Terwilliger,
President and
Chief Executive Officer